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BROAD MARKET PROFUNDS VP
      OTC
      EUROPE 30
      BULL PLUS
      ULTRAOTC
      ULTRASMALL-CAP

BEARISH PROFUND VP
      BEAR

SECTOR PROFUNDS VP
      BIOTECHNOLOGY
      ENERGY
      FINANCIAL
      HEALTHCARE
      REAL ESTATE
      TECHNOLOGY
      TELECOMMUNICATIONS
      UTILITIES


>     Prospectus

      May 1, 2001

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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  >   TABLE OF CONTENTS

  3   PROFUNDS VP OVERVIEW

 11   BROAD MARKET PROFUNDS VP

 12      OTC
 14      EUROPE 30
 16      BULL PLUS
 18      ULTRAOTC
 20      ULTRASMALL-CAP

23    BEARISH PROFUND VP

 24      BEAR

 25   SECTOR PROFUNDS VP

 26      BIOTECHNOLOGY
 27      ENERGY
 28      FINANCIAL
 29      HEALTHCARE
 30      REAL ESTATE
 31      TECHNOLOGY
 32      TELECOMMUNICATIONS
 33      UTILITIES

 35   GENERAL PROFUNDS VP INFORMATION

 39   PROFUNDS VP MANAGEMENT

 43   FINANCIAL HIGHLIGHTS


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>   PROFUNDS VP OVERVIEW
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"EACH PROFUND VP SEEKS TO PROVIDE ITS
SHAREHOLDERS WITH INVESTMENT RETURNS
APPROXIMATING ITS BENCHMARK BY INVESTING
IN SECURITIES AND OTHER FINANCIAL
INSTRUMENTS."




                                                        PROFUNDS VP OVERVIEW > 3

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>  PROFUNDS VP OVERVIEW
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PROFUNDS VP OBJECTIVES

The ProFunds described in this prospectus (the "ProFunds VP") seek to provide daily investment results, before fees and expenses, which correspond to the daily performance of a particular benchmark.(1)

BROAD MARKET PROFUNDS VP: These ProFunds VP seek to match, increase one and a half times (150%), or double an index's daily performance:

PROFUND VP          INDEX           DAILY OBJECTIVE  TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------
OTC                NASDAQ 100(TM)   Match            Match Large capitalization,
                                                     most with technology and/or
                                                     growth orientation
--------------------------------------------------------------------------------
Europe 30           ProFunds        Match            Large capitalization,
                    Europe 30                        widely traded European
                                                     stocks
--------------------------------------------------------------------------------
Bull Plus           S&P 500(R)      One and a half   Diverse, widely traded,
                                    (150%)           large capitalization
--------------------------------------------------------------------------------
UltraOTC            NASDAQ 100(TM)  Double           Large capitalization, most
                                                     with technology and/or
                                                     growth orientation
--------------------------------------------------------------------------------
UltraSmall-Cap      Russell 2000(R)   Double         Diverse, small
                                                     capitalization
--------------------------------------------------------------------------------


BEARISH PROFUND VP: This ProFund VP seeks to match the inverse (opposite) of an index's daily performance.

PROFUND VP          INDEX           DAILY OBJECTIVE  TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------
Bear                S&P 500(R)      Inverse          Diverse, widely traded,
                                                     large capitalization
--------------------------------------------------------------------------------


SECTOR PROFUNDS VP: These ProFunds VP seek to provide daily investment results that correspond to the daily performance of a specified Dow Jones U.S. sector index.

                    DOW JONES
PROFUND VP          U.S. INDEX      DAILY OBJECTIVE  TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------
Biotechnology       Biotechnology   Match            Securities within the
                    Sector                           biotechnology sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------
Energy              Energy Sector   Match            Securities within the
                                                     energy sector of the U.S.
                                                     equity market
--------------------------------------------------------------------------------
Financial           Financial SectorMatch            Securities within the
                                                     financial sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------
Healthcare          Healthcare Sector                Match Securities within the
                                                     healthcare sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------
Real Estate         Real Estate Sector               Match Securities within the
                                                     real estate sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------

================================================================================
(1)A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, UltraOTC VP ProFund has a benchmark of twice the daily return of the NASDAQ 100(TM) Index.

4 < PROFUNDS VP OVERVIEW

                    DOW JONES
PROFUND VP          U.S. INDEX      DAILY OBJECTIVE  TYPES OF COMPANIES IN INDEX
--------------------------------------------------------------------------------
Technology          Technology Sector                Match Securities within the
                                                     technology sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------
Telecommunications  Telecommunications               Match Securities within the
                    Sector                           telecommunications sector
                                                     of the U.S. equity market
--------------------------------------------------------------------------------
Utilities           Utilities SectorMatch            Securities within the
                                                     utilities sector of the
                                                     U.S. equity market
--------------------------------------------------------------------------------


BROAD MARKET PROFUNDS VP

> The investment objective of each of the PROFUND VP OTC and PROFUND VP EUROPE 30 is to seek daily investment results, before fees and expenses, that correspond to the daily performance of a specific stock market index. These ProFunds VP may be considered to be comparable to conventional index funds.

> The investment objective of PROFUND VP BULL PLUS is to seek daily investment results, before fees and expenses, that correspond to one and a half times (150%) the daily performance of the Standard & Poor's 500 Composite Stock Price Index, (the "S&P 500(R)"). The investment results of PROFUND VP BULL PLUS should magnify (both positively and negatively) the daily performance of the underlying stock market index.

> The investment objective of each of the PROFUND VP ULTRAOTC, and PROFUND VP ULTRASMALL-CAP is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of a specified stock market index. The investment results of these ProFunds VP should magnify (both positively and negatively) the daily performance of the underlying stock market index.

BEARISH PROFUND VP

> The investment objective of PROFUND VP BEAR is to seek daily investment results, before fees and expenses, that corresponds to the inverse (opposite) of the daily performance of the S&P 500(R).

> The net asset value of ProFund VP Bear shares should go down when the index underlying its benchmark goes up on a given day.

SECTOR PROFUNDS VP

> The investment objective of each of the 8 SECTOR PROFUNDS VP described in this prospectus is to seek daily investment results, before fees and expenses, that correspond to the daily performance of a specified Dow Jones U.S. sector index.

> These ProFunds VP are designed to allow investors to gain investment exposure to a particular economic segment of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve the investment objective of the ProFunds VP of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, the investment advisor of the ProFunds VP, ProFund Advisors LLC ("ProFund Advisors"), uses a "passive" approach to investing referred to as "quantitative analysis." On the basis of this analysis, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the

                                                        PROFUNDS VP OVERVIEW > 5

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>  PROFUNDS VP OVERVIEW
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performance of its benchmark. ProFund Advisors does not make judgments about the investment merit of a particular stock, nor does it attempt to apply any economic, financial or market analysis. The ProFunds VP do not take temporary defensive positions.

The ProFunds VP take positions in securities and other instruments that ProFund Advisors believes should have a similar investment profiles as, and simulate the movement of, their respective underlying indices. The ProFunds VP may invest in securities that are not included in their underlying indices if ProFund Advisors decides it is appropriate in view of their investment objectives.

The OTC, EUROPE 30, BULL PLUS, ULTRAOTC, ULTRASMALL-CAP and SECTOR PROFUNDS VP principally invest in:

> A combination of equity securities that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index;

>  Futures contracts on stock indices, and options on futures contracts; and

> Financial instruments such as equity caps, collars, floors, swaps, depositary receipts, and options on securities and stock indices.

PROFUND VP BEAR generally does not invest in traditional securities, such as common stock of operating companies. Rather, PROFUND VP BEAR principally invests in futures contracts, options contracts, swaps and other financial instruments, and engages in short sales. Using these techniques, this ProFund VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position. This ProFund VP will generally realize a gain if the underlying security or index declines in price between those dates.

ALL OF THE PROFUNDS VP may invest in futures contracts on stock indices, options on futures contracts, and the other financial instruments noted above as a substitute for investing directly in stocks in order to gain exposure to the appropriate benchmark index.

The PROFUND VP BULL PLUS, PROFUND VP ULTRAOTC, and PROFUND VP ULTRASMALL-CAP may invest in futures contracts on stock indices, options on futures contracts, and the other financial instruments noted above in order to produce economically "leveraged" investment results. Leverage is a way to change market movements into larger changes in the value of the investments of these ProFunds VP.

PROFUND VP EUROPE 30 invests in financial instruments with values that reflect the performance of stocks of European companies. PROFUND VP EUROPE 30 may invest in American Depositary Receipts (ADRs).

WHAT THE PROFUNDS VP DO

Each ProFund VP:
> Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments. These financial instruments may include futures, options and swaps.

6 < PROFUNDS VP OVERVIEW

> Uses a mathematical and quantitative approach.

> Pursues its objective regardless of market conditions,  trends or direction.

> Seeks to provide correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

ProFund Advisors does not:

> Conduct conventional stock research or analysis or forecast stock market movement in managing the assets of the ProFunds VP.

> Invest the assets of the ProFunds VP in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

> Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the benchmark indices of the ProFunds VP.

In addition, the ULTRAPROFUNDS VP do not seek to provide correlation with their benchmark indices over a period of time other than daily since mathematical compounding prevents the ULTRAPROFUNDS VP from achieving such results.

PRINCIPAL RISKS OF INVESTING IN THE PROFUNDS VP
Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any ProFund VP will achieve its investment objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives. Some of the risks that are common (unless otherwise specified) to the ProFunds VP are:

MARKET RISK--The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than PROFUND VP BEAR, should normally lose money when the index underlying their benchmark declines. Investors in PROFUND VP BEAR should lose money when the index underlying its benchmark increases.

EQUITY RISK--The equity markets are volatile, and the value of securities and futures and options contracts may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The risk of equity investing may be particularly acute when a ProFund VP invests in the securities of issuers with small market capitalization. Small capitalization companies may lack the financial and personnel resources to handle economic setbacks, and their securities typically are less liquid than larger companies' stock.

CONCENTRATION RISK--Since each SECTOR PROFUND VP invests in the securities of a limited number of issuers conducting business in a specific market sector, it is subject to the risk that those issuers (or that market sector) will perform poorly, and the SECTOR PROFUND VP will be negatively impacted by that poor performance.

CORRELATION RISK--ProFund Advisors expects that each of the ProFunds VP will track its benchmark with a high level of correlation. There can be, however, no guarantee that the ProFunds VP will be able to achieve a high level of correlation. A ProFund VP may invest in securities or in other financial instruments not included in its underlying index. A ProFund VP may not have investment exposure to all securities in its underlying index, or its weighting of investment exposure to such stocks may be different from that of the index. A ProFund VP may be subject to large movements of assets

                                                        PROFUNDS VP OVERVIEW > 7

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>  PROFUNDS VP OVERVIEW
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into and out of the  ProFund  VP and may  receive  trade  information  after the market close, potentially resulting in the ProFund VP being over or underexposed within its market. In addition to other factors, actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transactions reported to the ProFund VP by the insurance companies prior to the time the ProFund VP's share price is calculated. These factors may adversely affect the correlation of a ProFund VP with its benchmark. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment goal.

LEVERAGE RISK--The BULL PLUS, ULTRAOTC, and ULTRASMALL-CAP PROFUNDS VP employ leveraged investment techniques and all ProFunds VP may borrow money for investment purposes. Leverage is the ability to get a return on a capital base that is larger than the investment of a ProFund VP. Use of leverage can magnify the effects of changes in the value of the ProFunds VP and makes them more volatile. The leveraged investment techniques that the ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES--The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, swaps, futures contracts and other similar instruments include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

LIQUIDITY RISK--In certain circumstances, such as the disruption of the orderly markets for financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

NON-DIVERSIFICATION RISK--The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFunds VP, other than the SECTOR PROFUNDS VP, intend to invest on a diversified basis.

SWAP COUNTERPARTY CREDIT RISK--The ProFunds VP are subject to credit risk on the amount each ProFund VP expects to receive from swap agreement counterparties. A swap counterparty default on its payment obligation to a ProFund VP will cause the value of the ProFund VP to decrease.

NEW FUND RISK--For the OTC, BULL PLUS, BEAR, and SECTOR PROFUNDS VP, there can be no assurances that a ProFund VP will grow to or maintain an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

THE INVESTMENT OBJECTIVE OF EACH PROFUND VP IS NON-FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THERE CAN BE NO ASSURANCE THAT A PROFUND VP WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

8 < PROFUNDS VP OVERVIEW

WHO MAY WANT TO CONSIDER A PROFUNDS VP INVESTMENT

PROFUND VP OTC, and PROFUND VP EUROPE 30 may be appropriate for investors who want to receive investment results approximating the performance of a particular index.

PROFUND VP BULL PLUS may be appropriate for investors who want to receive investment results approximating one and a half times (150%) the performance of the S&P 500(R).

PROFUND VP ULTRAOTC and PROFUND VP ULTRASMALL-CAP may be appropriate for investors who believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return, they will achieve superior results over time or are seeking to match an index's daily return with half the investment required of a conventional mutual fund. Investors in these ProFunds VP should understand that since both PROFUND VP ULTRAOTC and PROFUND VP ULTRASMALL-CAP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential of loss.

PROFUND VP BEAR may be appropriate for investors who expect the underlying index to decrease and desire to earn a profit as a result of the index declining or who want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn that they anticipate.

The SECTOR PROFUNDS VP may be appropriate for investors who desire to add investments in economic sectors with perceived above average growth potential, who actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change, and who want to hedge against anticipated price decreases of other holdings.

IMPORTANT CONCEPTS

> LEVERAGE offers a means of magnifying market movements, up or down, into larger changes in an investment's value.

> FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

> OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

> SWAP AGREEMENTS are two party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

> SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by PROFUND VP BEAR to seek gains when its benchmark index declines. If PROFUND VP BEAR replaces the security to the lender at a price lower than the price at which it borrowed the security plus interest incurred, the ProFund VP makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, PROFUND VP BEAR will incur a loss on the transaction.

> AMERICAN DEPOSITARY RECEIPTS (ADRs) represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available,


                                                        PROFUNDS VP OVERVIEW > 9

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>  PROFUNDS VP OVERVIEW
--------------------------------------------------------------------------------

   and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

> GLOBAL DEPOSITARY RECEIPTS (GDRs) are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, Global Depositary Receipts allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

> NEW YORK SHARES (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

THE PROFUNDS VP:

>  Are not federally insured

>  Are not guaranteed by any government  agency

>  Are not bank deposits

>  Are not guaranteed to achieve their objectives




10 < PROFUNDS VP OVERVIEW
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>   BROAD MARKET PROFUNDS VP
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THE  PROFUNDS VP CONTAINED  IN THIS  SECTION ARE ALL  BENCHMARKED  TO A SPECIFIC
BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THESE PROFUNDS VP AND THEIR INDEX AND DAILY OBJECTIVE.

                                                                 DAILY
   PROFUND VP                  INDEX                             OBJECTIVE
--------------------------------------------------------------------------------
   OTC                         NASDAQ 100(TM)                    Match
   EUROPE 30                   ProFunds Europe 30                Match
   BULL PLUS                   S&P 500(R)                        150%
   ULTRAOTC                    NASDAQ 100(TM)                    Double
   ULTRASMALL-CAP              Russell 2000(R)                   Double


                                                   BROAD MARKET PROFUNDS VP > 11

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>  PROFUND VP OTC
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GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ 100 Index(TM). Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM). includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP OTC is also subject to the following risk:

TECHNOLOGY CONCENTRATION RISK--To the extent the NASDAQ 100 Index(TM) is currently concentrated in issuers conducting business in the technology sector, the technology companies making up the investments of PROFUND VP OTC are subject to risks such as:

>  intense competition,  both domestically and internationally;

>  limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

FUND PERFORMANCE

Because PROFUND VP OTC commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


12 < BROAD MARKET PROFUNDS VP

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                                                   BROAD MARKET PROFUNDS VP > 13

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>  PROFUND VP EUROPE 30
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

TheProFunds Europe 30 Index, created by ProFund Advisors, is composed of the 30 European companies whose securities are traded on U.S. exchanges or on the NASDAQ as ADRs with the highest market capitalization, as determined annually. The component companies of the Index as of the date of this Prospectus are listed in an appendix to the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP EUROPE 30 is also subject to the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

> Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, PROFUND VP EUROPE 30 may not have access to adequate or reliable company information.

> PROFUND VP EUROPE 30 will be subject to the market, economic and political risks of the countries where it invests or where the companies represented in its benchmark are located.

> The value of ADRs could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

> On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.



14 < BROAD MARKET PROFUNDS VP

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP EUROPE 30 has varied from year to year, and the table shows how the performance of PROFUND VP EUROPE 30 has varied over time as compared to the performance of the market. Of course, past performance is no guarantee of future results.

[Data below represents bar chart in printed piece.]

     -12.75
    ---------
      2000

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for a quarter was 7.01% (quarter ended March 31, 2000) and the lowest return was -9.91% (quarter ended September 30, 2000).

AVERAGE ANNUAL RETURN AS OF DECEMBER 31, 2000

                                    ONE           SINCE           INCEPTION
                                    YEAR          INCEPTION       DATE
------------------------------------------------------------------------------
ProFund VP Europe 30                -12.75%       5.85%           10/19/99
STOXX 50 Index                      -10.98%       8.30%
ProFunds Europe 30 Index            -11.28%       7.61%




                                                   BROAD MARKET PROFUNDS VP > 15

--------------------------------------------------------------------------------
>  PROFUND VP BULL PLUS
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL PLUS seeks daily investment results, before fees and expenses, that correspond to one-and-a-half times (150%) the daily performance of the S&P 500 Index(R). If PROFUND VP BULL PLUS is successful in meeting its objective, it should gain approximately one-and-a-half times as much as the S&P 500 Index(R) when the prices of the securities in the S&P 500 Index(R) rise on a given day and should lose approximately one-and-a-half times as much when such prices decline on that day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The S&P 500 Index(R) is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500(R) account for nearly three-quarters of the value of all U.S. stocks.

PRINCIPAL RISK CONSIDERATIONS

The principal risks associated with PROFUND VP BULL PLUS are discussed in the "Overview" section on pages 7 and 8.

FUND PERFORMANCE

Because PROFUND VP BULL PLUS commenced operations on January 22, 2001, it does not yet have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.





16 < BROADMARKET PROFUNDS VP

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                                                   BROAD MARKET PROFUNDS VP > 17

--------------------------------------------------------------------------------
>  PROFUND VP ULTRAOTC
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ 100 Index(TM). If PROFUND VP ULTRAOTC is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on a given day. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The  NASDAQ  100  Index(TM)   contains  100  of  the  largest  and  most  active
non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP ULTRAOTC is also subject to Technology Concentration Risk. To the extent the NASDAQ 100 Index(TM) is currently concentrated in issuers conducting business in the technology sector, the technology companies making up the investments of PROFUND VP ULTRAOTC are subject to:

>  intense competition, both domestically and internationally;

>  limited product lines, markets, financial resources or personnel;

> product obsolescence due to rapid technological developments and frequent new product introduction;

> dramatic and often unpredictable changes in growth rates and competition for qualified personnel; and

> heavy dependence on patent and intellectual property rights the loss or impairment of which may adversely affect profitability.




18 < BROAD MARKET PROFUNDS VP

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP ULTRAOTC has varied from year to year, and the tables show how the performance of PROFUND VP ULTRAOTC has varied over time as compared to the performance of the market. Of course, past performance is no guarantee of future results.


[Data below represents bar chart in printed piece.]

           -73.37
          --------
            2000

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for a quarter was 29.63% (quarter ended March 31, 2000) and the lowest return was -61.82% (quarter ended December 31, 2000).

AVERAGE ANNUAL RETURN AS OF DECEMBER 31, 2000

                                    ONE           SINCE            INCEPTION
                                    YEAR          INCEPTION        DATE
------------------------------------------------------------------------------
ProFund VP UltraOTC                 -73.37%       -31.94%          10/19/99
NASDAQ 100 Index(TM)                -36.84%       -0.72%




                                                   BROAD MARKET PROFUNDS VP > 19

--------------------------------------------------------------------------------
>  PROFUND VP ULTRASMALL-CAP
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000(R) Index. If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, it should gain approximately twice as much as the Russell 2000(R) Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Russell 2000(R) Index is an unmanaged index consisting of 2,000 small company common stocks. The Index comprises of 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

Prior to May 1, 2000, PROFUND VP ULTRASMALL-CAP was named "ProFund VP Small-Cap" and sought daily investment results that corresponded to the performance of the Russell 2000(R) Index.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP ULTRASMALL-CAP is also subject to small company investment risk. PROFUND VP ULTRASMALL-CAP could experience greater risks than a fund which invests primarily in large capitalized, widely traded companies, such as:

> Small company stocks tend to have greater fluctuations in price than the stocks of large companies.

> There can be a shortage of reliable information on certain small companies, which at times can pose a risk.

> Small companies tend to lack the financial and personnel resources to handle industry wide setbacks and, as a result, such setbacks could have a greater effect on small companies' share prices.

> Small company stocks are typically less liquid than large company stocks, and efficiently liquidating positions in turbulent market conditions could be difficult.



20 < BROAD MARKET PROFUNDS VP

FUND PERFORMANCE

The bar chart below shows how the performance of PROFUND VP ULTRASMALL-CAP has varied from year to year, and the table shows how the performance of PROFUND VP ULTRASMALL-CAP has varied over time as compared to the performance of the market. Of course, past performance is no guarantee of future results.

[Data below represents bar chart in the printed piece]


          -22.14
          ------
           2000

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for a quarter was 5.39% (quarter ended March 31, 2000) and the lowest return was -18.21% (quarter ended December 31, 2000).

AVERAGE ANNUAL RETURN AS OF DECEMBER 31, 2000

                                    ONE           SINCE            INCEPTION
                                    YEAR          INCEPTION        DATE
------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap           -22.14%        -5.51%          10/19/99
Russell 2000(R)Index                 -4.20%        14.99%

                                                   BROAD MARKET PROFUNDS VP > 21

                       This page intentionally left blank





22 < BROAD MARKET PROFUNDS VP

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
>   BEARISH PROFUND VP
--------------------------------------------------------------------------------

THE PROFUND VP CONTAINED IN THIS SECTION IS BENCHMARKED TO A SPECIFIC BROAD MARKET INDEX. THE FOLLOWING CHART OUTLINES THE PROFUND VP BEAR AND ITS INDEX AND DAILY OBJECTIVE.

                                                                 DAILY
   PROFUND VP                  INDEX                             OBJECTIVE
----------------------------------------------------------------------------
   BEAR                        S&P 500(R)                        Inverse





                                                         BEARISH PROFUND VP > 23

--------------------------------------------------------------------------------
>  PROFUND VP BEAR
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index(R). If PROFUND VP BEAR is successful in meeting its objective, the net asset value of PROFUND VP BEAR shares will increase in direct proportion to any decrease in the level of the S&P 500 Index(R). Conversely, the net asset value oF shares of the PROFUND VP BEAR will decrease in direct proportion to any increase in the level of the S&P 500 Index(R). InvestmenT strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The S&P 500 Index(R) is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 majoR corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's(R) also attempts tO assure that the Index reflects the full range and diversity of the American economy.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP BEAR is also subject to inverse correlation risk. Shareholders in PROFUND VP BEAR should lose money when the index underlying its benchmark rises--A RESULT THAT IS THE OPPOSITE FROM TRADITIONAL EQUITY MUTUAL FUNDS.

FUND PERFORMANCE

Because PROFUND VP BEAR commenced operations on January 22, 2001, it does not yet have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


24 < BEARISH PROFUND VP

--------------------------------------------------------------------------------
>   SECTOR PROFUNDS VP
--------------------------------------------------------------------------------



THE PROFUNDS VP CONTAINED IN THIS SECTION ARE ALL BENCHMARKED TO A SPECIFIC DOW JONES U.S. SECTOR INDEX. THE FOLLOWING CHART OUTLINES THESE PROFUNDS VP AND THEIR INDEX AND DAILY OBJECTIVE.

                               DOW JONES                         DAILY
   PROFUND VP                  U.S. INDEX                        OBJECTIVE
----------------------------------------------------------------------------
   BIOTECHNOLOGY               Biotechnology Sector              Match
   ENERGY                      Energy Sector                     Match
   FINANCIAL                   Financial Sector                  Match
   HEALTHCARE                  Healthcare Sector                 Match
   REAL ESTATE                 Real Estate Sector                Match
   TECHNOLOGY                  Technology Sector                 Match
   TELECOMMUNICATIONS          Telecommunications Sector         Match
   UTILITIES                   Utilities Sector                  Match




                                                         SECTOR PROFUNDS VP > 25

--------------------------------------------------------------------------------
>  PROFUND VP BIOTECHNOLOGY
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. PROFUND VP BIOTECHNOLOGY primarily invests in biotechnology companies or in instruments that provide exposure to these companies. Companies represented in this sector in which PROFUND VP BIOTECHNOLOGY may invest include companies that may be newly-formed and that have relatively small market capitalizations. As of March 31, 2001, the Index consisted of 72 stocks. Its three largest stocks were Amgen, Inc., Biogen Inc. and Genentech Inc. (which comprised 35.53%, 5.41% and 5.10%, respectively, of its market capitalization). PROFUND VP BIOTECHNOLOGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP BIOTECHNOLOGY is also subject to the following risks:

> Biotechnology companies are heavily dependent on patents and intellectual property rights. The loss or impairment of such rights may adversely affect the profitability of these companies.

> Companies in this sector are subject to risks of new technologies and competitive pressures.

> Companies in this sector spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

> Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP BIOTECHNOLOGY commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.



26 < SECTOR PROFUNDS VP

--------------------------------------------------------------------------------
>  PROFUND VP ENERGY
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ENERGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil equipment and services, oil-major, oil-secondary and pipelines. PROFUND VP ENERGY primarily invests in energy companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 86 stocks. Its three largest stocks were Exxon Mobil Corporation, Chevron Corporation and Texaco Inc. (which comprised 38.41%, 7.82% and 4.99%, respectively, of its market capitalization). PROFUND VP ENERGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in oil and gas, which comprised 99.76% of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP ENERGY is subject to the following risks:

> The profitability of companies in this sector is related to worldwide energy prices and exploration, and production spending.

> Companies in this sector could be adversely affected by changes in exchange rates.

> Companies in this sector are affected by government regulation, world events and economic conditions, and are subject to market, economic and political risks of the countries where energy companies are located or do business.

>  Companies in this sector are at risk for environmental damage claims.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP ENERGY commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.


                                                         SECTOR PROFUNDS VP > 27

--------------------------------------------------------------------------------
>  PROFUND VP FINANCIAL
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIAL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include regional banks, major international banks, insurance companies, companies that invest, directly or indirectly, in real estate, Fannie Mae, credit card insurers, check cashing companies, mortgage lenders, investment advisors, savings and loans, savings banks, thrifts, building associations and societies, credit unions, securities broker-dealers, investment banks, merchant banks, online brokers, publicly traded stock exchanges, and specialty finance companies. PROFUND VP FINANCIAL primarily invests in financial services companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 283 stocks. Its three largest stocks were Citigroup, Inc., American International Group, Inc. (AIG) and Bank of America Corp. (which comprised 10.89%, 7.65% and 4.28%, respectively, of its market capitalization). PROFUND VP FINANCIAL will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in specialty finance and banks, which comprised 39.35% and 36.48%, respectively, of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP FINANCIAL is subject to the following risks:

> Companies in this sector are subject to extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain.

> The profitability of companies in this sector is adversely affected by increases in interest rates.

> The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

>  Banks and insurance companies may be subject to severe price competition.

> Newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP FINANCIAL commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

28 < SECTOR PROFUNDS VP

--------------------------------------------------------------------------------
>  PROFUND VP HEALTHCARE
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTHCARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include health care providers, biotechnology companies and manufacturers of medical supplies, advanced medical devices and pharmaceuticals. PROFUND VP HEALTHCARE primarily invests in healthcare companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 181 stocks. Its three largest stocks were Pfizer Inc., Merck & Company, Inc. and Bristol-Myers Squibb Company (which comprised 16.90%, 11.43% and 7.58%, respectively, of its market capitalization). PROFUND VP HEALTHCARE will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in pharmaceuticals and biotechnology, which comprised 76.72% of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP HEALTHCARE is subject to the following risks:

> Many companies in this sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies.

> Companies in this sector are subject to extensive litigation based on product liability and similar claims.

> Companies in this sector are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

> Many new products in this sector are subject to the approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly.

>  Companies in this sector may be susceptible to product obsolescence.

> Companies in this sector may be thinly capitalized, and may have limited product lines, markets, financial resources or personnel.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP HEALTHCARE commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

                                                         SECTOR PROFUNDS VP > 29

--------------------------------------------------------------------------------
>  PROFUND VP REAL ESTATE
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the real estate industry sector of the U.S. equity market. Component companies include hotel and resort companies and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. PROFUND VP REAL ESTATE primarily invests in real estate companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 70 stocks. Its three largest stocks were Equity Office Properties Trust, Equity Residential Properties Trust and Spieker Properties Inc. (which comprised 8.11%, 6.49% and 3.40%, respectively, of its market capitalization). PROFUND VP REAL ESTATE will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated.

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP REAL ESTATE is subject to the following risks:

> Adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates).

>  Obsolescence of properties.

>  Changes in the  availability,  cost and terms of mortgage funds.

>  The impact of environmental laws.

> A REIT that fails to comply with federal tax requirements affecting REITs would be subject to federal income taxation.

> The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP REAL ESTATE commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

30 < SECTOR PROFUNDS VP

--------------------------------------------------------------------------------
>  PROFUND VP TECHNOLOGY
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in the development and production of technology products, including computer hardware and software, telecommunications equipment, microcomputer components, integrated computer circuits and office equipment utilizing technology. PROFUND VP TECHNOLOGY primarily invests in technology companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 343 stocks. Its three largest stocks were Microsoft Corporation, Intel Corporation and International Business Machines Corp. (which comprised 13.53%, 9.01% and 9.01%, respectively, of its market capitalization). PROFUND VP TECHNOLOGY will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in hardware and equipment, and software, which comprised 72.63% and 27.37%, respectively, of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP TECHNOLOGY is subject to the following risks:

>  Technology  companies  face  intense   competition,   both  domestically  and
   internationally.

> Technology companies may have limited product lines, markets, financial resources or personnel.

> The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction.

> Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

> Companies in this sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP TECHNOLOGY commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

                                                         SECTOR PROFUNDS VP > 31

--------------------------------------------------------------------------------
>  PROFUND VP TELECOMMUNICATIONS
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include fixed line communications and wireless communications companies. PROFUND VP TELECOMMUNICATIONS primarily invests in telecommunications companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 49 stocks. Its three largest stocks were SBC Communications Inc., Verizon Communications and AT&T Corp. (which comprised 22.96%, 20.26% and 12.18%, respectively, of its market capitalization). PROFUND VP TELECOMMUNICATIONS will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in fixed line communications, which comprised 91.03% of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP TELECOMMUNICATIONS is subject to the following risks:

>  The  domestic   telecommunications  market  is  characterized  by  increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities.

> Companies in this sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology.

>  Technological   innovations   may  make  the   products   and   services   of
   telecommunications companies obsolete.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP TELECOMMUNICATIONS commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

32 < SECTOR PROFUNDS VP

--------------------------------------------------------------------------------
>  PROFUND VP UTILITIES
--------------------------------------------------------------------------------

GOAL AND PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index. Investment strategies common to the ProFunds VP are discussed in the "Overview" section on pages 5 and 6.

The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. PROFUND VP UTILITIES primarily invests in utility companies or in instruments that provide exposure to these companies.

As of March 31, 2001, the Index consisted of 76 stocks. Its three largest stocks were Enron Corporation, Duke Energy Corporation and Southern Co. (which comprised 10.03%, 7.63% and 5.32%, respectively, of its market capitalization). PROFUND VP UTILITIES will concentrate its investments in a particular industry or group of industries to approximately the same extent the Index is so concentrated. As of March 31, 2001, the Index was concentrated in electric utilities, which comprised 95.64% of its market capitalization (based on the composition of the Index).

PRINCIPAL RISK CONSIDERATIONS

In addition to the common risks discussed in the "Overview" section on pages 7 and 8, PROFUND VP UTILITIES is subject to the following risks:

> The rates of regulated utility companies are subject to review and limitation by governmental regulatory commissions.

> The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

> As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience.

> Deregulation is subjecting utility companies to greater competition and may adversely affect profitability due to lower operating margins and higher costs.

> The stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

FUND PERFORMANCE

Because PROFUND VP UTILITIES commenced operations on January 22, 2001, it does not have a record of performance for a calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

                                                         SECTOR PROFUNDS VP > 33

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34 < SECTOR PROFUNDS VP

                                  ---------------------------------



                                  [Graphic Omitted]






                                 ---------------------------------

                                  > GENERAL PROFUNDS VP
                                    INFORMATION
                                 ---------------------------------


                                  "PURCHASES AND REDEMPTIONS OF SHARES ARE EFFECTED AT THE NET ASSET VALUE PER SHARE NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE OF A PURCHASE ORDER OR RECEIPT OF A REDEMPTION REQUEST."





                                            GENERAL PROFUNDS VP INFORMATION > 35

--------------------------------------------------------------------------------
> GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------


CALCULATING SHARE PRICES

Each ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund VP, by the number of its outstanding shares. The ProFunds VP use the following methods for arriving at the current market price of investments held by them:

> Securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

>  Securities  traded   over-the-counter--NASDAQ-supplied   information  on  the
   prevailing bid and asked prices.

> Futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

> Options on futures contracts--priced at fair value determined with reference to established future exchanges.

> Bonds and convertible bonds generally are valued using a third-party pricing system.

> Short-term debt securities are valued at amortized cost, which approximates market value.

> Foreign exchange values used to calculate net asset values will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the Christmas holiday.

36 < GENERAL PROFUNDS VP INFORMATION

The LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE or PARIS BOURSE closes for the following holidays in 2001: May Day (May 1), Spring Bank Holiday (May 7), Bank Holiday (May 28), Whit Day (June 4), Bastille Day (July 13), Summer Bank Holiday (August 27), Christmas Eve (December 24), Christmas Day, Boxing Day (observed December 26) and New Year's Eve (December 31). Holidays scheduled for 2002 include: New Year's Day (January 1), Good Friday (March 29) and Easter Monday (April 1). Please note that holiday schedules are subject to change without notice.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Payment for shares redeemed normally will be made within seven days. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION OF SHARES

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time,

                                            GENERAL PROFUNDS VP INFORMATION > 37

--------------------------------------------------------------------------------
>  GENERAL PROFUNDS VP INFORMATION
--------------------------------------------------------------------------------

fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

TAX INFORMATION

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PURCHASERS OF THE VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUS FOR THE RELEVANT VARIABLE INSURANCE CONTRACT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.

PORTFOLIO TURNOVER

ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds VP of such trading, market timing trading could increase the rate of portfolio turnover, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

38 < GENERAL PROFUNDS VP INFORMATION

                                  ----------------------------------------------



                                  [Graphic Omitted]






                                  ----------------------------------------------

                                   > PROFUNDS VP MANAGEMENT
                                  ----------------------------------------------




                                  "THE BOARD OF TRUSTEES IS RESPONSIBLE FOR THE GENERAL SUPERVISION OF ALL SERIES OF THE TRUST, INCLUDING THE PROFUNDS VP. THE TRUST'S OFFICERS ARE RESPONSIBLE FOR THE DAY-TO-DAY OPERATIONS OF THE PROFUNDS VP."











                                                     PROFUNDS VP MANAGEMENT > 39

--------------------------------------------------------------------------------
> PROFUNDS VP MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP.

INVESTMENT ADVISOR

PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds VP.
Founded in 1997, ProFund Advisors provides investment advisory and management services to the ProFunds family of mutual funds, which includes funds not described in this prospectus, totaling approximately $1.7 billion in assets as of December 31, 2000. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP, for which it is entitled to receive fees equal to 0.75% of the average daily net assets of each of the ProFunds VP.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank, in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors, has more than 30 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. Each ProFund VP pays a fee of 0.15%, on an annual basis, of its average daily net assets for these services.

INDEX PROVIDERS

"Dow Jones" and each Dow Jones sector index are service marks of Dow Jones & Company, Inc. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets,

40 < PROFUNDS VP MANAGEMENT

Inc. ("NASDAQ"). "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's, NASDAQ or the Frank Russell Company, and neither Standard & Poor's nor NASDAQ nor the Frank Russell Company makes any representations regarding the advisability of investing in the ProFunds VP.

DOW JONES DOES NOT:

>  Sponsor, endorse, sell or promote the ProFunds VP.

>  Recommend that any person invest in the ProFunds VP or any other securities.

> Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

> Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

> Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

   ----------------------------------------------------------------------------
   DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE PROFUNDS VP. SPECIFICALLY,

   DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

   > THE RESULTS TO BE OBTAINED BY THE PROFUNDS VP, INVESTORS IN THE PROFUNDS VP
     OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES SECTOR INDICES AND THE DATA INCLUDED IN THE DOW JONES SECTOR INDICES;

   > THE ACCURACY OR COMPLETENESS OF THE INDICES AND THEIR DATA; OR

   > THE  MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE
     DOW JONES SECTOR INDICES AND ITS DATA.

    DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS IN THE DOW JONES SECTOR INDICES OR THEIR DATA.

    UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

    THE LICENSING AGREEMENT BETWEEN PROFUNDS AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE INVESTORS IN THE PROFUNDS VP OR ANY OTHER THIRD PARTIES.
   ----------------------------------------------------------------------------

   (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities).

                                                     PROFUNDS VP MANAGEMENT > 41

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42 > PROFUNDS VP MANAGEMENT

                                  ----------------------------------------------



                                  [Graphic Omitted]






                                  ----------------------------------------------

                                   >  FINANCIAL HIGHLIGHTS
                                  ----------------------------------------------




                                  "THIS INFORMATION HAS BEEN AUDITED BY
                                  PRICEWATERHOUSECOOPERS LLP, INDEPENDENT
                                  ACCOUNTANTS, WHOSE REPORT ON THE FINANCIAL
                                  STATEMENTS OF THE PROFUNDS VP APPEARS IN THE
                                  PROFUNDS' VP ANNUAL REPORT FOR THE FISCAL
                                  YEAR ENDED DECEMBER 31, 2000."








                                                       FINANCIAL HIGHLIGHTS > 43

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables provide a picture of the financial performance of ProFund VP Europe 30, ProFund VP UltraOTC, and ProFund VP UltraSmall-Cap, for the period from October 19, 1999 (commencement of operations) through December 31, 2000. The other ProFunds VP were not open for investment as of December 31, 2000. The total return information selected represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appears in the annual report of the ProFunds VP for the fiscal year ended December 31, 2000. The annual report is available free of charge by phoning 888-776-3637.
















44 < FINANCIAL HIGHLIGHTS

PROFUND VP EUROPE 30

For a share of beneficial interest outstanding
================================================================================

                                                                      FOR THE PERIOD FROM
                                                    FOR THE YEAR      OCTOBER 19, 1999(a)
                                                        ENDED               THROUGH
                                                     DECEMBER 31,         DECEMBER 31,
-------------------------------------------------------------------------------------------
                                                        2000                 1999
-------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                $36.82               $30.00

   Net investment income/(loss)                          0.09(b)             (0.04)

   Net realized and unrealized gain/(loss) on
   investments and futures contracts                    (4.79)                6.86
                                                       ------               ------
-------------------------------------------------------------------------------------------
   Total income/(loss) from investment operations       (4.70)                6.82
                                                       ------               ------
-------------------------------------------------------------------------------------------
   DISTRIBUTION TO SHAREHOLDERS FROM:

   Net realized gain on investments and futures
   contracts                                            (0.13)               -----

   In excess of net realized gain on investments
   and futures contracts                                (0.01)               -----
                                                       ------               ------

   Total distributions                                  (0.14)               -----
                                                       ------               ------
-------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                      $31.98               $36.82
                                                       ======               ======
-------------------------------------------------------------------------------------------
   Total Return                                        (12.75)%              22.73%(c)
-------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year                        $25,003,610           $3,262,131

   Ratio of expenses to average net assets               1.65%                1.78%(d)

   Ratio of net investment income/(loss) to
   average net assets                                    0.26%               (1.00)%(d)

   Ratio of expenses to average net assets*              1.65%                2.39%(d)

   PORTFOLIO TURNOVER                                    1434%                 100%

================================================================================

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Per share net investment income has been calculated using the daily average shares method.

(c) Not annualized.

(d) Annualized.


                                                       FINANCIAL HIGHLIGHTS > 45

--------------------------------------------------------------------------------
>  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding

==============================================================================================
                                                                         FOR THE PERIOD FROM
                                                    FOR THE YEAR         OCTOBER 19, 1999(a)
                                                        ENDED                  THROUGH
                                                     DECEMBER 31,            DECEMBER 31,
----------------------------------------------------------------------------------------------
                                                        2000                    1999
----------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                $70.93                  $30.00
----------------------------------------------------------------------------------------------
    Net investment loss                                 (0.40)(b)               (0.06)

    Net realized and unrealized gain/(loss) on
    investments and futures contracts                  (51.29)                  40.99
                                                       ------                  ------

----------------------------------------------------------------------------------------------
    Total income/(loss) from investment operations     (51.69)                  40.93
                                                       ------                  ------
----------------------------------------------------------------------------------------------
   DISTRIBUTION TO SHAREHOLDERS FROM:

   Net realized gain on investments and futures
   contracts                                            (2.25)                  -----

   In excess of net realized gain on investments
   and futures contracts                                (1.55)                  -----
                                                       ------                  ------

   Total distributions                                  (3.80)                  -----
                                                       ------                  ------

----------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                      $15.44                  $70.93
                                                       ======                  ======
----------------------------------------------------------------------------------------------
   Total Return                                        (73.37)%                136.43%(c)
----------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year                       $115,497,878             $67,897,587

   Ratio of expenses to average net assets               1.65%                   1.65%(d)

   Ratio of net investment loss to average
   net assets                                           (0.79)%                 (0.77)%(d)

   Ratio of expenses to average net assets*              1.65%                   1.97%(d)

   PORTFOLIO TURNOVER                                     683%                    101%
==============================================================================================

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Per share net investment income has been calculated using the daily average shares method.

(c) Not annualized.

(d) Annualized.













46 < FINANCIAL HIGHLIGHTS

PROFUND VP ULTRASMALL-CAP

For a share of beneficial interest outstanding
===============================================================================

                                                                     FOR THE PERIOD FROM
                                                     FOR THE YEAR     OCTOBER 19, 1999(a)
                                                         ENDED              THROUGH
                                                      DECEMBER 31,        DECEMBER 31,
------------------------------------------------------------------------------------------
                                                         2000                 1999
------------------------------------------------------------------------------------------
   NET ASSET VALUE, BEGINNING OF PERIOD                 $35.99               $30.00
------------------------------------------------------------------------------------------
   Net investment income/(loss)                          (0.04)(b)             0.06

   Net realized and unrealized gain/(loss) on
   investments and futures contracts                     (7.90)                5.93
                                                        ------               ------
------------------------------------------------------------------------------------------
   Total income/(loss) from investment operations        (7.94)                5.99
                                                        ------               ------
------------------------------------------------------------------------------------------
   DISTRIBUTION TO SHAREHOLDERS FROM:

   Net investment income                                 (0.02)               -----
                                                        ------               ------

   Net realized gain on investments and futures
   contracts                                             (0.40)               -----
                                                        ------               ------

   In excess of net realized gain on investments
   and futures contracts                                 (0.02)               -----

   Total distributions                                   (0.44)               -----

------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                       $27.61               $35.99
                                                        ======               ======
------------------------------------------------------------------------------------------
   Total Return                                         (22.14)%              19.97%(c)
------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of year                         $33,387,952           $9,803,920

   Ratio of expenses to average net assets                1.95%                1.70%(d)

   Ratio of net investment income/(loss) to
   average net assets                                    (0.12)%               1.75%(d)

   Ratio of expenses to average net assets*                2.24%               2.53%(d)
   PORTFOLIO TURNOVER                                      1971%                686%

================================================================================

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) Commencement of operations.

(b) Per share net investment income has been calculated using the daily average shares method.

(c) Not annualized.

(d) Annualized.


                                                       FINANCIAL HIGHLIGHTS > 47

Additional Information about certain of the investments of the ProFunds VP is available in ProFunds VP's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated May 1, 2001. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in ProFunds VP, write us at:

PROFUNDS

   P.O. BOX 182800
   COLUMBUS, OH 43218-2800

   or call our toll-free numbers:
   (888) PRO-FNDS (888) 776-3637 For Investors
   (888) PRO-5717 (888) 776-5717 Financial Professionals Only

   or visit our website WWW.PROFUNDS.COM




You can find reports and other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD



                               [Graphic Omitted]
                                    PROFUNDS

                             INNOVATIONS IN INDEXING

                                       Investment Company Act File No. 811-08239
                                                                           PROBK

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
                  (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)

     This Statement of Additional Information describes the ProFund VP OTC, the ProFund VP Europe 30, the ProFund VP Bull Plus, the ProFund VP UltraOTC, the ProFund VP UltraSmall-Cap, the ProFund VP Bear, and eight "Sector ProFunds VP," which include: the ProFund VP Biotechnology, the ProFund VP Energy, the ProFund VP Financial, the ProFund VP Healthcare, the ProFund VP Real Estate, the ProFund VP Technology, the ProFund VP Telecommunications, and the ProFund VP Utilities (collectively, the "ProFunds VP"). The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy.

     Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

     The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus describing the ProFunds VP, dated May 1, 2001, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

     The date of this Statement of Additional Information is May 1, 2001.

                                TABLE OF CONTENTS

                                                                            PAGE

PROFUNDS VP....................................................................3
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................17
DETERMINATION OF NET ASSET VALUE..............................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................18
MANAGEMENT OF PROFUNDS........................................................20
COSTS AND EXPENSES............................................................25
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST.................25
CAPITALIZATION................................................................26
TAXATION......................................................................27
PERFORMANCE INFORMATION.......................................................30
FINANCIAL STATEMENTS..........................................................33
APPENDIX A - EUROPE 30 INDEX..................................................34
APPENDIX B - DESCRIPTION OF SECURITIES RATINGS................................35

                                   PROFUNDS VP

     ProFunds (the "Trust") is an open-end management investment company and currently comprises of numerous separate series. The fourteen series discussed herein are offered to insurance company separate accounts. All of the ProFunds VP are classified as non-diversified, although certain of the ProFunds VP currently intend to operate in a diversified manner. The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Other series may be added in the future.

GENERAL

     Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the ProFunds VP by ProFund Advisors LLC, a Maryland limited liability company with offices at 7900 Wisconsin Avenue, NW, Bethesda, Maryland 20814.

     Certain investment restrictions of a ProFund VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All investment objectives or investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the Trust without the approval of shareholders.

     It is the policy of the ProFunds VP to pursue their investment objectives and investment strategies regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate their activity in any of these areas without changing their investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of its objective.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the ProFunds VP are described in the Prospectus. Each Sector ProFund VP seeks to provide daily investment results, before fees and expenses, that correspond to the daily performance of a specified Dow Jones sector index. The sector-specific investment policies of the Sector ProFunds VP may increase the volatility of the Sector ProFunds VP. Each of the ProFund VP OTC and ProFund VP Europe 30 seeks daily investment results that correspond, before fees and expenses, to the daily performance of a specified underlying securities index. Each of the ProFund VP Bull Plus, ProFund VP UltraSmall-Cap, and the ProFund VP UltraOTC seeks daily investment results that correspond, before fees and expenses, to 150%, 200%, and 200%, respectively, to the daily performance of a specified underlying securities index. The ProFund VP Bear seeks daily investment results that correspond, before fees and expenses, to the inverse (opposite) of the daily performance of a specified underlying securities index.

     A ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFund VP believes the current benchmark no longer serves the investment needs of a majority of shareholders, another benchmark better serves shareholders' investment needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

     Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with various benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the ProFunds VP make and techniques the Advisor employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of the ProFunds VP and the performance of their respective benchmarks), certain factors will tend to cause the investment results of the ProFunds VP to vary from their respective benchmarks. The ProFunds VP, however, do not expect that their total returns will vary adversely from their respective current benchmark by more than ten percent over the course of a year. See "Special Considerations."

     Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

     The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are subject to these market risks.

FOREIGN INVESTMENT RISK

     Each ProFund VP may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, and foreign securities often trade with less frequency and volume than domestic securities and are usually not subject to the same degree of regulation as U.S. issuers. Special U.S. tax considerations may apply to investments in foreign securities.

     Each ProFund VP also may invest in New York shares (or "direct shares"). New York shares are foreign stocks, denominated in U.S. dollars, traded on U.S. exchanges without being coverted into American Depositary Receipts (discussed below). These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that don't restrict the trading of their stocks on other nations' exchanges.

AMERICAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a ProFund VP can avoid currency risks during the settlement period for either purchases or sales.

     In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

     A ProFund VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

     A ProFund VP may also invest in Global Depositary Receipts. Global Depositary Receipts are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, Global Depositary Receipts allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

CURRENCY RISK

     The ProFunds VP, and in particular the ProFund VP Europe 30, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund VP does so, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.

REAL ESTATE INVESTMENT TRUSTS

     The ProFund VP Real Estate may invest in real estate investment trusts ("REITS"). Equity REITs invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFunds VP may purchase or sell futures contracts on stock indexes, and options on futures contracts, as a substitute for a comparable market position in the underlying securities or to pursue their investment objectives. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

     When a ProFund VP purchases or sells a stock index futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position or segregate (and mark-to-market on a daily basis) liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     The ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the futures contract. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the futures contract. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

     Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that a ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

     The ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) segregate cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     The ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

     Each ProFund VP may buy and write (sell) options on securities for the purpose of pursuing its investment objectives. By buying a call option, a
ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice  would  require  the writer to  deliver,
in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

     The ProFund VP Bear may engage in short sales transactions under which the ProFund VP Bear sells a security it does not own. To complete such a transaction, the ProFund VP Bear must borrow the security to make delivery to the buyer. The ProFund VP Bear then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund VP Bear. Until the security is replaced, the ProFund VP Bear is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund VP Bear also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     Until the ProFund VP Bear closes its short position or replaces the borrowed security, the ProFund VP Bear will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

     The ProFunds VP may enter into equity index or interest rate swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in stocks (or shorting stocks, in the case of the ProFund VP Bear), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, the current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or liquid instruments. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     Each ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

     Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and the ProFund VP will segregate cash or liquid instrument, having an aggregate net asset value at least equal to such accrued excess. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid instruments, as permitted by applicable law, the ProFunds VP and the Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to applicable borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES

     Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques the ProFunds VP employ, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S.
government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

     U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     Each of the ProFunds VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each ProFund VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

     To seek its investment objective, as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

     The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFunds VP intend to use the reverse repurchase technique only when it will be to a ProFund VP's advantage to do so. A ProFund VP will segregate cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

BORROWING

     The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds VP are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The

ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining its net asset value. Each ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A ProFund VP will segregate cash or liquid instruments equal to or greater in value than its purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFunds VP may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, its shareholders will indirectly bear a proportionate share of the fees and expenses paid by such other investment company, in addition to the investment advisory fees payable directly by the ProFund VP and the other fees and expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

     While none of the ProFunds VP anticipates doing so, each of the ProFunds VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the
unavailability   of  reliable  market   quotations  for  such  securities,   and
investments in illiquid securities may have an adverse impact on net asset value.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted  securities  is a  question  of  fact  for a  board  of  trustees  to
determine,   such   determination   to  be  based  on  a  consideration  of  the
readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of the Trust have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the liquidity of a ProFund VP.

PORTFOLIO TURNOVER

     The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because the portfolio turnover of each ProFund VP rate to a great extent will depend on the purchase, redemption, and exchange activity of the its investors, it is difficult to estimate what the actual turnover rate for a ProFund VP will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with  remaining  maturities  of  less  than  one  year  are  excluded  from  the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. Each ProFund VP expects to typically hold many of its investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

SPECIAL CONSIDERATIONS

     To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

     TRACKING ERROR. While the Advisor expects that each of the ProFunds VP will track its benchmark index with a high level of correlation, several factors may affect the ability of a ProFund VP to achieve this correlation. Among these factors are: (1) a ProFund VP's expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by a ProFund VP; (2) less than all of the securities in the underlying securities index being held by a ProFund VP and securities not included in the underlying securities index being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform the portfolio holdings of a ProFund VP to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP by insurance company separate accounts may differ from estimated transaction reported by the insurance companies prior to the time share prices are calculated; and (10) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of a ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

     LEVERAGE. The ProFund VP Bull Plus, the ProFund VP UltraOTC, and the ProFund VP UltraSmall-Cap intend to use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. For example: if the ProFund VP UltraOTC achieves its investment objective, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had the ProFund VP UltraOTC not been leveraged. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a ProFund VP to pay interest which would decrease the ProFund VP's total return to shareholders.

     NON-DIVERSIFIED STATUS. Each ProFund VP is a "non-diversified" series. Each ProFund VP is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. The portfolio securities of a ProFund VP, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The classification of a ProFund VP as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on the ProFunds VP that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

                             INVESTMENT RESTRICTIONS

     The ProFunds VP have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     A ProFund VP may not:

1. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFunds VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including REITS.

2. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

3.   Issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

4. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

5. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

     Each Sector ProFund VP will concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information, as they may be revised from time to time.

                        DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFunds VP are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business. To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares.

     The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust.

     The securities in the portfolio of a ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the over-the-counter markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

     Futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

     In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be valued on the basis of the day's settlement prices on the futures exchange or fair value.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

     The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

     Subject to the requirements of best execution, the Advisor may consider sales of Trust shares as a factor in the selection of broker-dealers to execute portfolio transactions.

     For the fiscal years ended December 31, 2000 and December 31, 1999, each ProFund VP listed below paid brokerage commissions in the following amounts:

                                                BROKERAGE COMMISSIONS
                                            FYE 12/31/00      FYE 12/31/99

ProFund VP UltraOTC                           $ 92,240          $ 13,904
ProFund VP UltraSmall-Cap                     $797,904          $ 37,300
ProFund VP Europe 30                          $463,652          $  2,856


                             MANAGEMENT OF PROFUNDS

     The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

     MICHAEL L.  SAPIR*  (birthdate:  May 19,  1958;  42 yrs.  old).  Currently:
Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer of the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     LOUIS M.  MAYBERG  (birthdate:  August 9, 1962;  38 yrs.  old).  Currently:
Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     MICHAEL C. WACHS  (birthdate:  October 21, 1961; 39 yrs.  old).  Currently:
Trustee of ProFunds;  Vice President,  Delancy  Investment Group, Inc. Formerly:
Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

     RUSSELL  S.  REYNOLDS,  III  (birthdate:  July  21,  1957;  43  yrs.  old).
Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

     GARY TENKMAN  (birthdate:  September  16, 1970;  30 yrs.  old).  Currently:
Treasurer of ProFunds; Vice President,  Financial Services, BISYS Fund Services.
Formerly: Audit Manager, Investment Management Services Group. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

     * This Trustee is deemed to be an "interested person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

PROFUNDS TRUSTEE COMPENSATION TABLE

     The following table reflect fees paid to the Trustees for the year ended December 31, 2000:

                   NAME OF PERSON: POSITION                         COMPENSATION
                   ------------------------                         ------------

Michael L. Sapir, Trustee, Chairman and Chief Executive Officer         None

Russell S. Reynolds, III, Trustee                                      $5,500

Michael C. Wachs, Trustee                                              $5,500

PROFUND ADVISORS LLC

     Under an investment advisory agreement between the Trust, on behalf of the ProFunds VP and the Advisor with respect to the ProFunds VP, dated December 8, 2000 and amended and restated April 25, 2001, each ProFund VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of the Trustees and the officers of the ProFund VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     For the fiscal years ended December 31, 2000 and December 31, 1999, for each ProFund VP listed below, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts:

                                                    ADVISORY FEES
                                          FYE 12/31/00         FYE 12/31/99

                                        Earned     Waived    Earned    Waived
                                      ---------------------------------------

   ProFund VP UltraOTC                $1,305,878        --   $55,095   $6,554
   ProFund VP UltraSmall-Cap          $  273,382   $49,736   $ 7,551   $6,071
   ProFund VP Europe 30               $  314,549        --   $ 2,323   $1,195

CODE OF ETHICS

     The Trust and the Advisor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliate persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

     For its services as Administrator, the Trust pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets in the ProFund family of funds up to $300 million, the fee is 0.15% of average daily net assets, and it declines to 0.05% for average daily net assets of $1 billion or more on an annual basis. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFund VP, for which it receives additional fees. Additionally, ProFunds and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be the greater of (i) the aggregate fee amount due and payable for services pursuant to the Administration, Fund Accounting and Transfer Agency Agreements and (ii) the minimum relationship fee described as specific dollar amounts payable over a period of ten calendar quarters ($1,100,000). The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

     For the fiscal years ended December 31, 2000 and December 31, 1999, for each ProFund VP listed below, BISYS, as Administrator, was entitled to, and voluntarily waived, the following administration fees:

                                                 ADMINISTRATION FEES
                                          FYE 12/31/00         FYE 12/31/99

                                        Earned     Waived    Earned    Waived
                                      ---------------------------------------

   ProFund VP UltraOTC                   $86,647     --     $3,633     $3,633
   ProFund VP UltraSmall-Cap             $18,188     --     $  503     $  503
   ProFund VP Europe 30                  $20,938     --     $  155     $  155

     The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP will pay to the Advisor a fee at the annual rate of 0.15% of its average daily net assets for all ProFunds VP.

     For the fiscal years ended December 31, 2000 and December 31, 1999, for each ProFund VP listed below, ProFunds Advisors LLC was entitled to, and voluntarily waived, management services fees in the following amounts:

                                               MANAGEMENT SERVICES FEES
                                                    ADVISORY FEES
                                          FYE 12/31/00         FYE 12/31/99

                                        Earned     Waived    Earned    Waived
                                      ---------------------------------------

   ProFund VP UltraOTC                 $261,178        --   $10,900   $10,900
   ProFund VP UltraSmall-Cap           $ 95,677   $54,677   $ 1,510   $ 1,510
   ProFund VP Europe 30                $ 62,910        --   $   465   $   465

     UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

     The Trust, on behalf of the ProFunds VP, has entered into administrative services agreements with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of American Skandia's separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through American Skandia's separate account.

     From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFund VP's investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

     For the fiscal years ended  December  31, 2000 and  December 31, 1999,  for
each  ProFund  VP  listed  below,   American   Skandia  received  the  following
administrative services fees:

                                                   ADMINISTRATIVE SERVICES FEES
                                                   FYE 12/31/00    FYE 12/31/99

   ProFund VP UltraOTC                               $435,293         $18,166
   ProFund VP UltraSmall-Cap                         $ 91,127         $ 2,517
   ProFund VP Europe 30                              $104,849         $   774

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Dechert serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION PLAN

     Pursuant to a Distribution Plan, the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

     The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

     The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

     The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

     For the fiscal years ended December 31, 2000, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for shareholder servicing with respect to the shares of the ProFund VP:

                             DISTRIBUTION PLAN FEES
                                  FYE 12/31/00

ProFund VP UltraOTC                 $435,293
ProFund VP UltraSmall-Cap           $ 91,127
ProFund VP Europe 30                $104,849

                               COSTS AND EXPENSES

     Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

          ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of numerous separately managed series, fourteen of which are described herein. Other series may be added in the future.

     All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

                                 CAPITALIZATION

     As of April 3, 2001, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the following ProFunds VP, except as set forth below:

PROFUND VP ULTRAOTC                            TOTAL SHARES         PERCENTAGE
-------------------                            ------------         ----------
America Skandia Life Assurance Corp.           7,962,577.997         95.5693%
One Corporate Drive
Shelton, CT 06484

PROFUND VP ULTRASMALL-CAP                      TOTAL SHARES         PERCENTAGE
--------------------------                     ------------         ----------
America Skandia Life Assurance Corp.            562,453.741          91.2484%
One Corporate Drive
Shelton, CT 06484

America Skandia Life Assurance Corp.            42,226.502            6.8505%
One Corporate Drive
Shelton, CT 06484
PROFUND VP EUROPE 30                           TOTAL SHARES         PERCENTAGE
--------------------                           ------------         ----------
America Skandia Life Assurance Corp.            790,406.278          98.1946%
One Corporate Drive
Shelton, CT 06484

     A shareholder who beneficially owns, directly or indirectly, more than 25% of a ProFund VP's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

     As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds VP intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

     If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is the "market discount". If the amount of the market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of the market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund VP may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund VP at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the ProFunds VP may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund VP, and losses realized by the ProFund VP on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund VP may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds VP are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund VP, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

     Recently enacted rules may affect the timing and character of gain if a ProFund VP engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund VP enters into certain transactions in property while holding substantially identical property, the ProFund VP would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the holding period of the ProFund VP in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the holding period of the ProFunds VP and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The ProFunds VP may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund VP receives a so-called "excess distribution" with respect to PFIC stock, the ProFund VP itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund VP to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund VP held the PFIC shares. Each ProFund VP will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund VP taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

     The ProFunds VP may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund VP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the PFIC shares held by the ProFund VP at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund VP shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

BACKUP WITHHOLDING

     Each ProFund VP generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund VP with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund VP that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

     Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the undistributed investment company taxable income and net capital gain of the ProFund VP. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the ProFund VP; the total return on a shareholder's investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

     The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

     The average annual total return for each ProFund VP for the year ended December 31, 2000 and for the period from October 19, 1999 (commencement of operations) to December 31, 2000, were as follows:

                                                              Since Commencement
                                              1 Year             of Operations
                                              ------          ------------------

ProFund VP UltraOTC                           -73.37%               -31.94%

ProFund VP UltraSmall-Cap                     -22.14%                -5.51%

ProFund VP Europe 30                          -12.75%                 5.85%

     This performance data represents past performance and is not an indication of future results. The recent growth in the stock market, particularly the technology industry, has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the performance of the ProFunds VP may be subject to substantial short-term changes. The total returns of the ProFunds VP do not show the effects of income taxes on an individual's investments.

COMPARISONS OF INVESTMENT PERFORMANCE

     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be useful measures of the quality of the investment performance of a ProFund VP. In particular, performance information for the ProFund VP Bear may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for the ProFund VP UltraOTC may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index(TM); performance information for ProFund VP UltraSmall-Cap may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the Russell 2000 Index(R), and performance information for the Sector ProFunds VP may be compared to various Dow Jones Sector Indices.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for the ProFund VP Bear and from the "Small Company Growth Funds" grouping for the ProFund VP UltraOTC and the ProFund VP UltraSmall-Cap. In addition, rankings, ratings, and comparisons may be used with respect to any of the ProFunds VP.

     Further information about the performance of the ProFunds VP is contained in the annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI. However, because the ProFunds VP have no history of investment operations, they have not yet prepared any shareholder reports.

     OTHER INFORMATION

     The ProFunds VP are not sponsored, endorsed, sold or promoted by the NASDAQ Stock Markets, Inc. ("NASDAQ"), the Frank Russell Company, Dow Jones & Company, Inc. ("Dow Jones"), or by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"). NASDAQ, the Frank Russell Company, Dow Jones, or S&P make no representation or warranty, express or implied, to the owners of shares of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the NASDAQ 100 Index(TM), the Russell 2000 Index(R), the Dow Jones sector indicies (the Dow Jones U.S. Biotechnology Index, the Dow Jones U.S. Energy Sector Index, the Dow Jones U.S. Financial Sector Index, the Dow Jones U.S. Healthcare Sector Index, the Dow Jones U.S. Real Estate Index, the Dow Jones U.S. Technology Sector Index, the Dow Jones U.S. Telecommunications Sector Index, and the Dow Jones U.S. Utilities Sector Index (the "Dow Jones Sector Indicies")), or the S&P 500 Index to track general stock market performance. NASDAQ's, the Frank Russell Company's, Dow Jones' and the S&P's only relationship to the ProFunds VP (the "Licensee") is the licensing of certain trademarks and trade names of NASDAQ, the Frank Russell Company, Dow Jones, and the S&P, respectively, and of the NASDAQ 100 Index(TM), the Russell 2000 Index(R), the Dow Jones Sector Indicies, and the S&P (and the S&P 500 Index), respectively. NASDAQ, the Frank Russell Company, Dow Jones, and the S&P have no obligation to take the needs of the Licensee or the owners of shares of the ProFunds VP into consideration in determining, composing or calculating the NASDAQ 100 Index(TM), the Russell 2000 Index(R), the Dow Jones Sector Indicies, and the S&P 500 Index, respectively. NASDAQ, the Frank Russell Company, Dow Jones, and the S&P are not responsible for, and have not participated in the determination or calculation of, the equation by which the shares of the ProFunds VP are to be converted into cash. NASDAQ, the Frank Russell Company, Dow Jones, and the S&P have no obligation or liability in connection with the administration, marketing or trading of the ProFunds VP.

     THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, AND THE S&P DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NASDAQ 100 INDEX(TM), THE RUSSELL 2000 INDEX(R), THE DOW JONES SECTOR INDICIES, OR THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, AND THE S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, AND THE S&P MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE PROFUNDS VP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 INDEX(TM), THE RUSSELL 2000 INDEX(R), THE DOW JONES SECTOR INDICIES, THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, AND THE S&P MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY

DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100 INDEX(TM), THE RUSSELL 2000 INDEX(R), THE DOW JONES SECTOR INDICIES, OR THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES, OR THE S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

     The Report of Independent Accountants and Financial Statements of the ProFund VP UltraOTC, the ProFund VP UltraSmall-Cap, and the ProFund VP Europe 30 for the fiscal year ended December 31, 2000 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent accountants, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 776-3637, or, for financial professionals only, (888) 776-5717.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A

                                 EUROPE 30 INDEX

COMPANY NAME

BP Amoco PLC
Royal Dutch Shell
Deutsche Telekom AG
Vodafone Airtouch PLC
HSBC Holdings PLC
Nokia Corp
British Telecom PLC
Glaxo Wellcome PLC
Shell Transport & Trading
France Telecom SA
Astrazeneca
Ericsson (LM) Tel
Aegon
ING Groep
Telecom ITA
Telefonica
ENI SPA
Barclays PLC
AXA
Total Fina SA
Banco Santander
Philips Electronics
Veba AG
Banco Bilboa Vizcaya
Alcatel
Aventis
Enel SPA
Novartis AG
STMI CRO Electronics
Vivendi Univ

                                   APPENDIX B

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

     AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury ProFunds VP.

     AA+, AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1:Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

     Duff 1+: Highest certainly of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

     Duff 1: Very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor.

     Duff 1 minus: High certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small.

     Duff 2: Good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff 3: Represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

     A: Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB: Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     BB: Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B: Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC: Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC: Obligations which are highly speculative or which have a high risk of default.

     C: Obligations which are currently in default.

     Notes: "+" or "-".

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

     A3: Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     B: Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C: Obligations for which there is an inadequate capacity to ensure timely repayment.

     D: Obligations which have a high risk of default or which are currently in default

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

     TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TWB-4:   The  lowest   rating   category;   this   rating  is  regarded  as
non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

     AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

     A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

     BB: While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B: Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

     CCC: Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC-"CC": is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

     D: Default

     These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.